Exhibit 99.1

FOR IMMEDIATE RELEASE

COLORADO GOLDFIELDS INC. SIGNS ROYALTY OPTION AGREEMENT

Lakewood, Colorado, January 3, 2008 – Colorado Goldfields Inc. (OTCBB: CGFI), a Denver-based, junior exploration and mine development company exploring for gold and other deposits in Colorado, today announced the signing of an option agreement on certain royalties and net profit interests on the Gold King and Mayflower Mines in San Juan County, Colorado.

The option agreement was acquired for a cash payment of $10,000 and allows Colorado Goldfields to acquire a 3.0 percent net smelter royalty and a 2.5 percent net profit interest on the Gold King Mine, and a 2.0 percent net smelter royalty and a 2.5 percent net profit interest on the Mayflower Mine from Recreation Properties, Ltd. for a one time payment of $250,000. The option expires on November 21, 2008.

Colorado Goldfields Inc. owns the Pride of the West Mill at Howardsville, Colorado, an inactive mining mill, and has an option to earn up to an 80% interest in the Gold King, Mayflower and Mogul Mine properties in San Juan County, Colorado.

Todd Hennis, President and CEO of Colorado Goldfields, said, “This option to acquire outstanding royalties on the southwestern Colorado mining properties represents an important milestone in our efforts in San Juan County, and provides us with an opportunity to extinguish these royalties if our exploration activities and feasibility studies determine that commercially viable mineral reserves exist on the properties.” The Company, working closely with business and community leaders, seeks to re-establish mining operations in the prolific former mining area surrounding Silverton, Colorado, where the gold mining history dates back 135 years.

The Company’s long-term strategy involves consolidating the major mining properties of the Silverton area, combined with the application of modern exploration techniques and scaled expansion of field operations on carefully selected assets.

CONTACT: Colorado Goldfields Inc. Todd C. Hennis, CEO (303) 984-5324

Cautionary Note

Except for historical information contained herein, this news release contains forward-looking statements or information within the meaning of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements or information include statements regarding the expectations and beliefs of management. Forward-looking statements or information include, but are not limited to, statements or information with respect to known or unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements or information. Forward-looking statements or information are subject to a variety of risks and uncertainties which could cause actual events or results to differ from those reflected in the forward-looking statements or information, including, without limitation, risks and uncertainties relating to obtaining financing to meet the Company’s exploration program and operating costs during its exploratory stage, the interpretation of exploration results and the estimation of mineral resources and reserves, the geology, grade and continuity of mineral deposits, the possibility that future exploration, development or mining results will not be consistent with the Company’s expectations, accidents, equipment breakdowns, title matters, or other unanticipated difficulties with or interruptions in production and operations, the potential for delays in exploration or development activities or the completion of feasibility studies, the inherent uncertainty of production and cost estimates and the potential for unexpected costs and expenses, commodity price fluctuations, currency fluctuations, regulatory restrictions, including the inability to obtain mining permits and environmental regulatory restrictions and liability, the speculative nature of mineral exploration, dilution, competition, loss of key employees, and other risks and uncertainties, including those described under “Risk Factors” in the Company’s Annual Report on Form 10-KSB filed on December 27, 2007, which is on file with the Securities and Exchange Commission, as well as the Company’s other SEC filings. Should one or more of these risks and uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those described in forward-looking statements. Accordingly, readers are advised not to place undue reliance on forward-looking statements or information. The Company does not undertake any obligation to release publicly revisions to any “forward-looking statement,” to reflect event or circumstances after the date of this news release, or to reflect the occurrence of unanticipated events, except as is required under applicable securities laws.